UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2017 (May 2, 2017)
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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)  Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Pool Corporation was held on May 2, 2017.

(b)  Voting Results

Stockholders elected seven directors to serve a one-year term or until their successors are elected and qualified.  The final votes with respect to each director were as follows:

	Number of Shares
	For	Withheld	Abstain	Broker Non-Votes
Andrew W. Code	34,361,168	2,213,051	58,484	2,471,673
Timothy M. Graven	36,421,499	148,716	62,488	2,471,673
Manuel J. Perez de la Mesa	36,354,291	220,168	58,244	2,471,673
Harlan F. Seymour	35,987,599	586,612	58,492	2,471,673
Robert C. Sledd	34,384,322	2,189,665	58,716	2,471,673
John E. Stokely	34,553,738	2,020,472	58,493	2,471,673
David G. Whalen	36,457,345	112,271	63,087	2,471,673

Stockholders ratified the retention of Ernst & Young LLP, certified public accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2017.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
38,410,805	594,834	98,737	—

Stockholders approved, on an advisory and non-binding basis, the compensation of our named executive officers (the say-on-pay vote).  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
36,272,021	165,725	194,957	2,471,673

Stockholders approved, on an advisory and non-binding basis, that future say-on-pay votes will be held every year (the frequency vote).  The final votes were as follows:

Number of Shares
Every Year	Every Two Years	Every Three Years	Abstain
33,011,653	71,029	3,479,696	70,325

Based on the outcome of the frequency vote and consistent with its recommendation, the Board has determined that the Company will continue to hold the say-on-pay vote on an annual basis until the next required frequency vote.

Item 7.01  Regulation FD Disclosure.

On May 3, 2017, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits
99.1
Press release issued by Pool Corporation on May 3, 2017, announcing additional authorization under the share repurchase program, the declaration of an increased quarterly cash dividend and the voting results of its annual meeting.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Mark W. Joslin
Mark W. Joslin
Senior Vice President and Chief Financial Officer

Dated: May 3, 2017